SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 6, 2012


                                 BIOCUREX, INC.
                       ----------------------------------
                 (Name of Small Business Issuer in its charter)

           Texas                        0-26947                 75-2742601
----------------------------       ------------------        ------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)

                           7080 River Road, Suite 215
                   Richmond, British Columbia , Canada V6X 1X5
                   -------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (866) 884-8669

                                       N/A
                    ---------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02.  Unregistered Sales of Equity Securities.


     During the twelve months ended August 31, 2012 the Company sold 84,684,615 shares of its common stock to private investors for a total amount of $576,632.

     No commissions were paid in connection with the sale of these securities.

     The Company relied upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 with respect to the sale of the shares. The purchasers of these securities were sophisticated investors who were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The purchasers acquired these securities for their own account. The shares cannot be sold unless pursuant to an effective registration statement or an exemption from registration.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 23, 2012               BIOCUREX, INC.


                                     By: /s/ Ricardo Moro
                                         -------------------------------------
                                         Dr. Ricardo Moro, Chief Executive
                                         Officer

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